COLUMBIA FUNDS SERIES TRUST

Columbia International Value Fund

(the “Fund”)

Supplement dated November 9, 2012 to the Fund’s prospectuses dated November 8, 2012 and July 1, 2012, as supplemented

Brandes Investment Partners, L.P. (“Brandes”), subadviser to the Columbia International Value Master Portfolio (the “Master Portfolio”), in which the Fund invests all or substantially all of its assets, has announced that the investment committee that is primarily responsible for making the day-to-day investment decisions for the Master Portfolio will change effective on or about February 1, 2013 (the “Effective Date”). The current committee and its members will continue to be responsible for the day-to-day investment decisions for the Master Portfolio through January 31, 2013.

Accordingly, as of the Effective Date, the prospectuses of the Fund are modified as described below:

1.	Investment Manager and Portfolio Manager(s)

The portion of the table referencing the subadviser and portfolio managers of Brandes in the section of the prospectus for the Fund entitled “Columbia International Value Fund—Investment Manager and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Subadviser	Brandes Portfolio Managers
Brandes Investment Partners, L.P.

Brent Woods, CFA

Voting member of the Brandes International Large Cap Investment Committee (the International LCIC). Service with the Fund since inception.

Amelia Maccoun Morris, CFA

Voting member of the International LCIC. Service with the Fund since 1998.

Jeffery Germain, CFA

Voting member of the International LCIC. Service with the Fund since 2009.

Luiz Sauerbronn

Voting member of the International LCIC. Service with the Fund since February 2013.

Shingo Omura, CFA

Voting member of the International LCIC. Service with the Fund since February 2013.

2.	Management of the Fund

The subsection entitled “Brandes Portfolio Managers”, within the section of the prospectus for the Fund entitled “Management of the Fund—Primary Service Providers—Subadviser(s)”, is deleted in its entirety and replaced with the following disclosure:

Brandes Portfolio Managers

The Brandes International LCIC is primarily responsible for making the day-to-day investment decisions for the Master Portfolio. Remember that the Fund doesn’t have its own investment adviser because it invests all of its assets in the Master Portfolio. The Master Portfolio is team-managed by an investment committee whose members are senior portfolio management and research analysts of Brandes. The Investment Oversight Committee monitors the Brandes investment process and establishes broad standards and practices to be followed by each of the Brandes Investment Committees. Information about the portfolio managers, who are each members of the International LCIC, is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Brent Woods, CFA

Voting member of the International LCIC. Service with the Fund since inception.

Portfolio manager and Managing Director of Brandes. Mr. Woods has been associated with Brandes as an investment professional since 1995. Mr. Woods began his investment career in 1995 and earned an A.B. from Princeton University, a master degree St. John’s College at Cambridge University, England and a J.D. from Harvard Law School.

Amelia Maccoun Morris, CFA

Voting member of the International LCIC. Service with the Fund since 1998.

Portfolio manager and Director of Brandes. Ms. Morris has been associated with Brandes as an investment professional since 1998. Ms. Morris began her investment career in 1988 and earned a degree in economics from the University of California, Davis and an M.B.A. from the University of Chicago.

Jeffery Germain, CFA

Voting member of the International LCIC. Service with the Fund since 2009.

Portfolio manager and Senior Analyst of Brandes. Mr. Germain has been associated with Brandes as an investment professional since 2001. Mr. Germain began his investment career in 2001 and earned a B.S. in business administration, with a Finance concentration, from the University of North Carolina at Chapel Hill.

Luiz Sauerbronn

Voting member of the International LCIC. Service with the Fund since February 2013.

Portfolio manager and Director of Brandes. Mr. Sauerbronn has been associated with Brandes as an investment professional since 2001. Mr. Sauerbronn began his investment career in 1995 and earned a B.S. in economics from the Federal University of Rio de Janeiro, Brazil and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

Shingo Omura, CFA

Voting member of the International LCIC. Service with the Fund since February 2013.

Portfolio manager and Director of Brandes. Mr. Omura has been associated with Brandes as an investment professional since 2005. Mr. Omura began his investment career in 2001 and earned a B.A. in economics from Keio University Tokyo, Japan and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

Shareholders should retain this Supplement for future reference.

C-1681-1 A (11/12)